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Exhibit 10.1

    PHAGE THERAPEUTICS INTERNATIONAL INC.
601 Brickell Key Blvd, Suite 802
Miami, FL 33131

SUBSCRIPTION AGREEMENT

Gentlemen,

The undersigned hereby tenders this Subscription Agreement to you and applies for the purchase of              shares for US$       each for an aggregate purchase price of US$            . Each Share consists of one common share with a par value of $0.001 per share (the "Shares").

The undersigned hereby acknowledges:

  (a)
  the undersigned is familiar with the business and financial condition, properties, operations and prospects of the Company and the undersigned has obtained copies of all information the undersigned deems necessary or appropriate to evaluate the merits and risks of an investment in the Shares. The undersigned further acknowledges that the undersigned has had the opportunity to ask questions of, and to receive answers from representatives of the Company concerning the terms and conditions of the offering;

  (b)
  that upon the execution hereof by the undersigned, payment by the undersigned of the full price of the Shares subscribed for hereby shall be due and payable and shall accompany the return of this Subscription Agreement by the undersigned and shall be payable in U.S. funds;

  (c)
  that in the event his Subscription Agreement is rejected by the Company, the initial payment by the undersigned shall be returned to the undersigned with the notice of such rejection;

  (d)
  that any cash payment for the Shares (in a form payable to the Company) will be deposited directly into the Company's bank account and will be immediately available for use by the Company. In the event that this subscription has not been accepted by the earliest of (1) the date the Company may, in its sole discretion, determine; (2) the date on which all the Shares are sold; or (3) January 31, 1998,[Sic] (the "Closing Date"), the payment made by the undersigned and documents provided will be promptly returned by the Company to the undersigned without further obligation;

  (e)
  the undersigned understands and acknowledges that an investment in the Company is not liquid, not easily transferable or disposed of, and that he has no need for liquidity of this investment; and

  (f)
  that each subscriber is personally liable for the total amount of the subscription price.

In consideration of the sale of the Shares and intending to be legally bound, the undersigned hereby represents and warrants as follows:

1.
The undersigned has substantial knowledge, skill and experience in business, financial and investment matters and is capable of evaluating the merits and risks of an investment in the Shares. To the extent that the undersigned has deemed it appropriate to do so, the undersigned has retained, at his or her own expense, and relied on, appropriate professional advice regarding the investment, tax and legal merits and consequences of purchasing the Shares.

2.
The principal residence of each of the undersigned, if an individual, is in the State or Country shown in this Subscription Agreement; if the undersigned is a corporation, trust or other entity (except a partnership), it was incorporated or organized and is existing under the laws of the State or Country shown in this Subscription Agreement; if the undersigned is a partnership, the principle residence of all of its general partners are in the states shown in this Subscription Agreement; and if the undersigned is a corporation, trust, partnership or other entity; it was not organized for the specific purpose of acquiring the Shares.

3.
The Shares for which the undersigned hereby subscribes will be acquired solely for the account of the undersigned (or if the undersigned is a trust, solely for the beneficiaries thereof), for investment and is not being purchased for subdivision or fractionalization thereof; and the undersigned has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person, or to anyone else, the Shares which the undersigned hereby subscribes to purchase or any part thereof, and the undersigned has no present plans to enter into any such contract, undertaking, agreement or arrangement.

4.
The Company has made all documents pertaining to this investment available to the undersigned.

5.
The undersigned has had the opportunity to ask questions of, and receive answers from, officers and directors of the Company concerning the terms and conditions of the offering and to obtain such information, to the extent such persons possess the same or could acquire it without unreasonable effort or expense, as the undersigned deemed necessary to verify the accuracy of the information referred to herein. The undersigned has received an Offering Memorandum and has made such independent investigations as deemed necessary and sufficient by the undersigned in making a decision to purchase the Shares subscribed for herein.

6.
The undersigned is investing in his own name or in the capacity indicated herein; and was not solicited by any form of general solicitation or general advertising.

7.
The undersigned, if an individual, is at least 21 years of age and a bona fide resident of the State and the Country indicated herein and has no present intention of becoming a resident of any other state or jurisdiction;

8.
The undersigned is one of the following: (Please check one)

For Individual Investors Only
(a) a natural person who has an individual net worth, or joint worth with that person's spouse of more than $1,000,000; or

(b) a natural person who had an individual income in excess of $200,000 (a joint income in excess of $300,000 with his spouse) in each of the two most resent years and who reasonably expects to reach the same income level in the current year; or
(c) a director or executive officer of the Company;
(d) a person with an annual income of at $65,000 per year with sufficient knowledge and experience in financial and business matters to valuate the risks of the investment.
For Corporate Investors Only
(e) the undersigned hereby certifies that it is an accredited investor because it has total assets in excess of $5,000,000 and was not formed for the specific purpose of investing in the Company;

(f) the undersigned hereby certifies that it is a accredited investor because all of its equity owners are accredited investor because all of its equity owners are accredited investors under statement 8(a), (b), (c),or (d) above.
For Trusts

(g) the undersigned hereby certifies that it is an accredited investor because it is a trust which has total assets in excess of $5,000,000 and was not formed for the specific purpose of investing in the Company and that the purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the risks and merits of an investment in the Company;

(h) the undersigned hereby certifies that it is an accredited investor because it is (i) a bank, or savings and loan association or other institution, as defined in Sections 3(a)(2) or 3(a)(5)(A) of the Securities Act of 1933, (ii) acting in its fiduciary capacity as trustee, and (iii) subscribing on behalf of a trust for the purchase of the Shares.

(i) the undersigned hereby certifies that it is an accredited investor because it is a revocable trust which may be amended or revoked at any time by the grantors thereof and all of the grantors are accredited investors under either statement 8(a), (b), (c), or (d) above.
9.
If the undersigned warrants eligibility for participation in accordance with Paragraph 8(d) above, undersigned hereby represents and warrants that he has an individual net worth (or joint net worth with his spouse) at the time of Subscription of at least $65,000 (exclusive of home, home furnishings and personal automobiles) for the Shares subscribed for.

10.
The undersigned acknowledges an understanding of the restrictions on transferability of the Shares purchased herein.

The undersigned acknowledges and is aware of the following:

11.
This subscription may be accepted or rejected, in whole or in part by the Company in its sole and absolute discretion.

12.
The Shares are a speculative investment which involves a high degree of risk of loss by the undersigned of the entire investment of the undersigned and there is no assurance of any income from such investment.

13.
No federal or state agency has made any finding or determination as to the fairness of the offering, or any recommendation or endorsement of the Shares.

14.
There are substantial restrictions on the transferability of the Shares. There will be no public market for the Shares, and accordingly, the undersigned will need to bear the economic risk of his investment for an indefinite period of time and will not be readily able to liquidate this investment in case of any emergency.

16.
The undersigned agrees not to transfer or assign this subscription or any interest therein and agrees that if this subscription is accepted by the Company, the assignment and transferability of the Shares purchased by the undersigned will be governed by all applicable state and federal laws.

The undersigned recognizes that the offer and sale of the Shares to the undersigned is based on the representations and warranties of the undersigned contained in Paragraphs 1 through 10 above and hereby agrees to indemnify the Company and the officers and directors of the Company, and to hold each of such entities and persons harmless against all liabilities, costs or expenses (including reasonable attorney's fees) arising by reason of or in connection with any misrepresentations or any breach of such warranties by the undersigned, or arising as a result of the sale or distribution of the Shares by the undersigned in violation of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, or any other applicable federal or state statute.

The undersigned hereby indemnifies the Company and the officers and directors of the Company, and holds each of such persons and entities harmless from and against any and all loss, damages, liability or expense, including costs and reasonable attorney's fees to which they may be put or which they may incur by reason of or in connection with any misrepresentations made by the undersigned, any breach of any of his warranties, or his failure to fulfill any of his covenants or agreements set forth herein. The subscription and the representations and warranties contained herein shall be binding upon the heirs, legal representative, successors and assigns of the undersigned.

Upon acceptance by the Company of the subscription agreement by the undersigned, the undersigned agrees to become an investor in the Company. The undersigned acknowledges and agrees that the undersigned is not entitled to cancel, terminated revoke this subscription agreement or any agreements of the undersigned herein, and that such subscription or agreements shall survive (a) changes in transactions, documents, and instruments described in any materials provided by the Company which the aggregate are not material, and (b) the death or disability of the undersigned; provided, however, that if the Company shall not have accepted this subscription by the Closing Date, either by personally delivering to the undersigned an executed copy hereof reflecting such acceptance or by depositing in the United States Mail, postage prepaid, a written notice of acceptance addressed to the undersigned hereunder, and the power of attorney granted hereby shall be automatically canceled, terminated and revoked.

The undersigned acknowledges the he/she is a person who has knowledge and experience in financial and business matters such that the undersigned is capable of evaluating the merits and risk of an investment in the Company and making an informed decision.

WHEREFORE, IN CONSIDERATION, of the foregoing covenants and representations, I hereby submit the following subscription for the below referenced number of Units as described in this Subscription Agreement, furthermore, I acknowledge I have received copies of all information I deemed necessary or appropriate to evaluate the merits and risks of an investment in the Shares.

I further acknowledge that I have had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the offering and any information provided by the Company.

Number of Shares
$	Cash Payment (US$0.05 per Share)

Per: Authorized Signatory	Date
Print Name:

Address:

Social Security Number

ACCEPTANCE

Phage Therapeutics International Inc. herewith accepts the foregoing subscription for Shares.

PHAGE THERAPEUTICS INTERNATIONAL INC.

Per: Darren Pylot, Director	Date

PHAGE THERAPEUTICS INTERNATIONAL INC.
REGISTRATION INSTRUCTIONS

Please register the Shares acquired by the undersigned as follows:

Printed Name

Address

City State Zip Code
Number of Shares:
Date Acquired:
Signature	Date
Printed Name

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